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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 7, 2005

                              SPARTECH CORPORATION
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                      ------------------------------------
                 (State or other jurisdiction of incorporation)

                  1-5911                                 43-0761773
         ----------------------              ---------------------------------
        (Commission File Number)             (IRS Employer Identification No.)

120 South Central Avenue, Suite 1700, Clayton, Missouri          63105
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       (Address of principal executive offices)                (Zip Code)

                                 (314) 721-4242
                -----------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

         [  ]     Written communications pursuant to Rule 425 under the
                  Securities Act (17 CFR230.425)

         [  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange
                  Act (17 CFR 240.14a-12)

         [  ]     Pre-commencement communications pursuant to Rule 14d-2(b)
                  under the Exchange Act (17 CFR 240.14d-2(b))

         [  ]     Pre-commencement communications pursuant to Rule 13e-4(c)
                  under the Exchange Act (17 CFR 240.13e-4(c))


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                              SPARTECH CORPORATION

                                    FORM 8-K



Item 2.02.     Results of Operations and Financial Condition.
---------      ---------------------------------------------

On June 7, 2005 a press release was issued regarding earnings results of Spartech Corporation for the second quarter, ended April 30, 2005. A copy of this press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.


Item 9.01.  Financial Statements and Exhibits.
---------   ---------------------------------

(c) Exhibits

Exhibit
Number      Description

99.1        Press release of Spartech Corporation dated June 7, 2005.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               SPARTECH CORPORATION

Date  June 14, 2005            By /s/ JEFFREY D. FISHER
     ----------------             ----------------------------------------------
                                      Jeffrey D. Fisher
                                      Senior Vice President and General Counsel




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EXHIBIT 99.1

PRESS RELEASE DATED JUNE 7, 2005